UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2005


                            FMS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         New Jersey                        0-17353                   22-2916440
---------------------------        ------------------------        -------------
State or other jurisdiction        (Commission File Number)        (IRS Employer
     of incorporation)                                            Identification
                                                                      Number)

3 Sunset Road, Burlington, New Jersey                                  08016
-------------------------------------                                  -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (609)386-2400
                                                    -------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

         On October 24, 2005, the Registrant issued an earnings press release. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
--------------------------------------------

            (c) Exhibits:

                  99.1    Press Release dated October 24, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      FMS FINANCIAL CORPORATION



Date: October 25, 2005                By:  /s/Craig W. Yates
                                           -------------------------------------
                                           Craig W. Yates
                                           President and Chief Executive Officer